FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS

27.	FINANCIAL INSTRUMENTS

Interest rate swap agreements
In February 2013, Frontline 2012 entered into six interest rate swaps with Nordea Bank whereby the floating interest rate on an original principal amount of $260 million of the then anticipated debt on 12 MR product tanker newbuildings was switched to fixed rate. Six of these newbuildings were subsequently financed from the $466.5 million term loan facility. In February 2016, the Company entered into an interest rate swap with DNB whereby the floating interest on notional debt of $150.0 million was switched to fixed rate. The contract had a forward start date of February 2019. The aggregate fair value of these swaps at December 31, 2019 was an asset of $0.1 million (2018: $7.6 million) and a liability of $4.3 million (2018: nil). The fair value (level 2) of the Company’s interest rate swap agreements is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the current credit worthiness of both the Company and the derivative counterparty. The estimated fair value is the present value of future cash flows. The Company recorded a loss on these interest rate swaps of $10.1 million in 2019 (2018: gain of $4.3 million, 2017: loss of $0.8 million).

The interest rate swaps are not designated as hedges and are summarized as at December 31, 2019 as follows:

Notional Amount	Inception Date	Maturity Date	Fixed Interest Rate
($000s)
12,892	June 2013	June 2020	1.4025%
38,546	September 2013	September 2020	1.5035%
65,645	December 2013	December 2020	1.6015%
12,690	March 2014	March 2021	1.6998%
13,033	June 2014	June 2021	1.7995%
13,376	September 2014	September 2021	1.9070%
150,000	February 2016	February 2026	2.1970%
306,182

Foreign currency risk
The majority of the Company's transactions, assets and liabilities are denominated in U.S. dollars, the functional currency of the Company. There is a risk that currency fluctuations will have a negative effect on the value of the Company's cash flows. The Company has not entered into forward contracts for either transaction or translation risk, which may have an adverse effect on the Company's financial condition and results of operations. Certain of the Company's subsidiaries report in Sterling, Singapore dollars and Norwegian kroner and risks of two kinds arise as a result:

•	a transaction risk, that is, the risk that currency fluctuations will have a negative effect on the value of the Company's cash flows;

•
a translation risk, that is, the impact of adverse currency fluctuations in the translation of foreign operations and foreign assets and liabilities into U.S. dollars for the Company's consolidated financial statements.

Accordingly, such risk may have an adverse effect on the Company's financial condition and results of operations. The Company has not entered into material derivative contracts for either transaction or translation risk.

Fair Values
The carrying value and estimated fair value of the Company's financial instruments as of December 31, 2019 and 2018 are as follows:

	2019		2018
(in thousands of $)	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Cash and cash equivalents	174,223	174,223	66,484	66,484
Restricted cash	3,153	3,153	1,420	1,420
Liabilities:
Floating rate debt	1,553,928	1,553,928	1,525,028	1,525,028
Fixed rate debt	147,413	146,225	215,524	212,696

The estimated fair value of financial assets and liabilities are as follows:

(in thousands of $)	2019 Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	174,223	174,223	—	—
Restricted cash	3,153	3,153	—	—
Liabilities:
Floating rate debt	1,553,928	—	1,553,928	—
Fixed rate debt	146,225	—	7,329	138,896

(in thousands of $)	2018 Fair Value	Level 1	Level 2	Level 3
Assets:
Cash and cash equivalents	66,484	66,484	—	—
Restricted cash	1,420	1,420	—	—
Liabilities:
Floating rate debt	1,525,028	—	1,525,028	—
Fixed rate debt	212,696	—	7,631	205,065

The following methods and assumptions were used to estimate the fair value of each class of financial instrument;

Cash and cash equivalents – the carrying values in the balance sheet approximate fair value.

Restricted cash – the carrying values in the balance sheet approximate fair value.

Floating rate debt - the fair value of floating rate debt has been determined using level 2 inputs and is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

Fixed rate debt - short-term debt held with a third party bank has been valued using level 2 inputs, the remaining fixed rate debt has been determined using level 3 inputs being the discounted expected cash flows of the outstanding debt.

Assets Measured at Fair Value on a Nonrecurring Basis
Nonrecurring fair value measurements include a goodwill impairment assessment completed during the year. The impairment test used Level 1, Level 2 and Level 3 inputs. See Note 4.

Assets Measured at Fair Value on a Recurring Basis
Marketable securities are listed equity securities considered to be available-for-sale securities for which the fair value as at the balance sheet date is the aggregate market value based on quoted market prices (level 1).

The fair value (level 2) of interest rate agreements is the present value of the estimated future cash flows that the Company would receive or pay to terminate the agreements at the balance sheet date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the credit worthiness of both the Company and the derivative counterparty.

Concentrations of risk
There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Skandinaviska Enskilda Banken, or SEB, HSBC, Royal Bank of Scotland, DNB Bank ASA and Nordea Bank Norge, or Nordea. There is a concentration of credit risk with respect to restricted cash to the extent that substantially all of the amounts are carried with DNB Bank ASA. However, the Company believes this risk is remote.